UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

Annual Report

September 30, 2021

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Table of contents

Miller Income Fund
Management commentary	1
Fund at a glance	7
Fund expenses	8
Fund performance	10
Schedule of investments	11
Statement of assets and liabilities	15
Statement of operations	17
Statements of changes in net assets	18
Financial highlights	19
Notes to financial statements	24
Report of independent registered public accounting firm	34
Approval of Investment Advisory agreement	36
Additional information	39
Privacy notice	43
Directory of fund's service providers	Back Cover

Miller Income Fund 2021 Annual Report

Miller Income Fund manager commentary

The Miller Income Fund's I-shares returned 50.82% versus 11.46% for the ICE BofA US High Yield Index. The Fund aims to provide high yield and capital appreciation, and capital appreciation constituted the bulk of our returns, as security prices continued to rebound in conjunction with the global recovery. Leading signals continue to suggest the economic expansion is likely to remain strong, and so we are optimistic about our positioning relative to the backdrop and relative to valuations on many securities we do not own.

Average Annual Total Returns and Expenses (%) — as of 9/30/20211

	Without Sales Charges
	1 Yr	3 Yr	5 Yr	Inception[2]
Class A	50.36	7.96	10.73	6.12
Class C	49.13	7.15	9.91	5.35
Class FI	50.25	8.08	10.79	6.09
Class I	50.82	8.28	11.08	6.40
Class IS	50.75	8.33	11.15	6.47
ICE BofA US High Yield Index	11.46	6.62	6.35	5.42
S&P 500 Index	30.00	15.99	16.90	13.92
	With Max Sales Charges
	1 Yr	3 Yr	5 Yr	Inception[2]
Class A	41.67	5.86	9.42	5.29
Class C	48.13	7.15	9.91	5.35

1  Performance greater than one year is annualized.

2  Fund incepted on 2/28/2014

Gross (Net) Expenses (%): Class A 1.31 (1.23); Class C 2.05 (1.97); Class FI 1.26 (1.20); Class I 1.05 (0.95), Class IS 0.99 (0.88). Miller Value Partners, LLC (the "Adviser") has agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%, subject to recapture as described below. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95%. Expense ratios are current to the most recent prospectus dated January 31, 2021. Net expenses are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports.

Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

Miller Income Fund 2021 Annual Report

Miller Income Fund manager commentary (cont'd)

Unprecedented monetary and fiscal stimulus remain in place, creating a comfortable backdrop for sustained economic growth. This stimulus is consistent with policymakers wanting an "inclusive" recovery, which should mean more demand for labor-intensive and capital-intensive businesses. While growing demand for digital platform services primarily benefits those companies' shareholders and employees, demand for physical goods and services creates cost pressures that benefit wages more broadly. As an example, Facebook has almost $2 million in sales per employee, while shipping and logistics provider Pitney Bowes has approximately $300,000 in sales per employee. Fewer people benefit economically from Facebook's marginal sale than from Pitney Bowes's marginal sale. Pitney needs to pay more staff and buy more equipment to satisfy bumps in demand, while increased Facebook usage doesn't necessarily require more people or equipment (though the cash flow is nice for shareholders). In addition, the skills and education required to work at Facebook tend to correlate with higher levels of wealth and income than many of the positions at a logistics provider.

So, policymakers want sustained demand for capital- and labor-intensive businesses, which helps explain why the Fed is now looking for inflation to run above the "symmetric" goal of 2%. Meanwhile, the tech-heavy Nasdaq has kept up with the S&P 500 so far this year, but leadership in the index is as narrow as it was in 1999, just prior to the tech bubble bursting. Technicians associate narrow breadth with index weakness, and less than a third of stocks in the Nasdaq are above their 200-day moving average, while more than two-thirds of stocks in the S&P 500 are in that bucket.

There is little use in trying to predict when or whether the "growth vs value" dynamics will change, but it is useful to understand the causal linkages between the relative performance of those groups. Stocks tend to follow marginal returns on capital, and those increases — relative to expectations implied by valuation — are often more substantial for the "value" bucket when inflation is increasing. For instance, commodities producers shuttered some of their costlier operations last year as commodity prices plummeted, thereby reducing their invested capital base. Now, with more limited production and surging demand, prices on commodities are increasing while the invested capital base has been reduced, driving big jumps in returns on incremental capital for commodities producers. Some commodities trade close to their biggest valuation discounts against the market in recent history, which makes the group interesting, especially since commodities prices are tough to predict.

Activity in the portfolio has been subdued of late, mainly because we like what we own. We think the portfolio is chock-full of yield with compelling "upside skew," meaning that the market will pay more for our holdings in the future than it does

Miller Income Fund 2021 Annual Report

today. As always, we remain the largest shareholders in the fund and welcome any questions or comments.

Bill Miller IV, CFA, CMT October 15, 2021

What is the Fund's investment strategy?

The Fund seeks to provide a high level of income while maintaining potential for growth. The Fund is designed for long-term investors. The Fund's investment style is flexible and intended to generate a high level of income from a wide array of sources. The investment strategy involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The ability to tactically move across asset classes and up and down the capital structure is intended to allow the Fund to access the greatest yield and valuation opportunities. The portfolio managers believe that this flexible approach will allow the Fund to maintain a high level of income while also preserving the opportunity for growth over time. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

What were the market conditions and economic environment for the period?

The market's ongoing recovery from the March 2020 lows continued over the past year. An unprecedented level of fiscal and monetary stimulus, as seen in spending as a percentage of GDP and the continued expansion in the Fed's balance sheet, fueled the economic expansion born out of the fastest bear market and shortest economic recession in history. Current consensus estimates for growth are around 6%, the highest level since 1984 while nominal GDP has compounded at more than a 17% average annualized rate over the last four quarters. The consumer, who typically accounts for 70% of the economy, remains healthy. Household net worth rose the most in history over the past year and excess savings are estimated in the $2-$3 trillion range. The unemployment rate continues to improve, hitting a pandemic low of 4.8% in September after peaking at 14.8% in April of last year. Manufacturing remains solid with the ISM index well in expansion territory while Housing, despite a recent slow-down, remains strong on the back of low consumer

Miller Income Fund 2021 Annual Report

Miller Income Fund manager commentary (cont'd)

leverage and healthy credit quality. Headline inflation for the year is on track to hit 5%, well above 10-year inflation breakeven of 2.5% and the Federal Reserve's average target of 2%. While we have seen sharp declines in commodities like lumber and iron ore, industrial metals have remained firm while WTI crude sits at a seven-year high.

The S&P 500 Index rose 30% over the past year with all eleven sectors posting positive returns. More economically sensitive areas of the market (cyclicals) outperformed their growth counterparts in three of the last four quarters in concert with the economic recovery. Energy was the best performing sector, rising +83% on the back of crude oil's +86% advance, followed by Financials +59% in conjunction with the steady rise in rates. High yield bonds outperformed treasuries and Investment Grade paper as credit spreads and junk yields have tightened to near all-time lows.

Discuss investment strategies and techniques used that affected Fund performance the most.

The Fund's primary goal is to generate a high level of income while preserving the potential for capital appreciation. We try to do this by owning securities that are not only high-yielding but also undervalued. If we are correct that the price does not adequately reflect the security's potential future cash flows, we hope to capture capital appreciation on top of our yield. The Fund has a flexible mandate, enabling the managers to invest up and down the capital structure in securities with the best reward/risk opportunity. Miller Income Fund is currently allocated 54% in income-generating equities and 44% in fixed-income securities we believe have appreciation potential. The Fund is flexible to invest in undervalued income-generating securities, regardless of sector, and offers daily liquidity. We believe our focus on bottom-up, long-term, company specific fundamentals will serve our investors well in this environment.

Describe portfolio activity over period.

Miller Income Fund's turnover for the 12-month period ending September 30, 2021 was 65.0%, compared to 76.8% for the previous period. We initiated 27 new and eliminated 24 positions during the year. As of September 30, 2021, the Fund had 43 holdings.

Describe portfolio positioning at period end.

The Fund is positioned 54% in equities, 44% in Fixed Income, 1% in Private Securities, and 1% in Cash as of September 30, 2021. The Fund's top ten holdings by issuer decreased to 46.5% of the portfolio from 54.2% in the prior year.

Miller Income Fund 2021 Annual Report

The ICE BofA US High Yield Index tracks the performance of below-investment-grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. Return on capital is a profitability ratio that measures the return an investment generates for bondholders and stockholders. The ISM manufacturing index is a composite index that gives equal weighting to new orders, production, employment, supplier deliveries, and inventories. Each factor is seasonally adjusted. West Texas Intermediate (WTI) Crude Oil is the underlying commodity of the New York Mercantile Exchange's oil futures contract and serves as one of the main global oil benchmarks. Credit spread is the difference in yield between a U.S. Treasury bond and another debt security with the same maturity but different credit quality.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government

Miller Income Fund 2021 Annual Report

Miller Income Fund manager commentary (cont'd)

regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Miller Income Fund 2021 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2021 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2021 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.40%	$1,000.00	$1,074.00	1.24%	$6.45
Class C	7.02	1,000.00	1,070.20	1.98	10.28
Class FI	7.30	1,000.00	1,073.00	1.46	7.59
Class I	7.54	1,000.00	1,075.40	1.00	5.20
Class IS	7.59	1,000.00	1,075.90	0.91	4.74

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.85	1.24%	$6.28
Class C	5.00	1,000.00	1,015.14	1.98	10.00
Class FI	5.00	1,000.00	1,017.75	1.46	7.38
Class I	5.00	1,000.00	1,020.05	1.00	5.06
Class IS	5.00	1,000.00	1,020.51	0.91	4.61

1  For the six months ended September 30, 2021.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Miller Income Fund 2021 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Fund vs. ICE BofA US High Yield Index and S&P 500 Index† — 2/28/14 to 9/30/21

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Fund vs. ICE BofA US High Yield Index and S&P 500 Index† — 2/28/14 to 9/30/21

†  Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Fund on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including return of capital, if any, at net asset value through September 30, 2021. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, if applicable, in the ICE BofA US High Yield Index and S&P 500 Index. Please note that an investor cannot invest directly in an index.

Miller Income Fund 2021 Annual Report

Schedule of Investments

September 30, 2021

Miller Income Fund

Security	Shares	Value
Common Stocks — 53.7%
Consumer Discretionary — 5.9%
Diversified Consumer Services — 3.8%
H&R Block Inc.	390,000	$9,750,000
Specialty Retail — 2.1%
Chico's FAS Inc.*	1,180,900	5,302,241
Total Consumer Discretionary		15,052,241
Consumer Staples — 2.2%
Tobacco — 2.2%
British American Tobacco PLC	158,300	5,554,161
Total Consumer Staples		5,554,161
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Alliance Resource Partners LP	75,000	815,250
Total Energy		815,250
Financials — 23.0%
Banks — 3.9%
Citigroup Inc.	45,000	3,158,100
Sberbank of Russia PJSC — ADR	364,500	6,834,375
Total Banks		9,992,475
Capital Markets — 8.9%
Apollo Global Management Inc.	104,500	6,436,155
Carlyle Group Inc/The	105,000	4,964,400
Lazard Ltd., Class A Shares	122,200	5,596,760
Sculptor Capital Management Inc.	207,400	5,784,386
Total Capital Markets		22,781,701
Consumer Finance — 3.4%
OneMain Holdings Inc.	157,700	8,725,541
Mortgage Real Estate Investment Trusts (REITs) — 5.2%
Chimera Investment Corp.	656,400	9,747,540
MFA Financial Inc.	773,850	3,536,495
Total Mortgage Real Estate Investment Trusts (REITs)		13,284,035
Thrifts & Mortgage Finance — 1.6%
Home Point Capital Inc.	1,014,045	4,177,865
Total Financials		58,961,617
Health Care — 5.8%
Pharmaceuticals — 5.8%
Organon & Co.	155,000	5,082,450
Viatris Inc.	725,000	9,823,750
Total Health Care		14,906,200

Miller Income Fund 2021 Annual Report

Schedule of Investments (cont'd)

September 30, 2021

Miller Income Fund

Security			Shares	Value
Industrials — 3.4%
Commercial Services & Supplies — 3.4%
Pitney Bowes Inc.			940,000	$6,777,400
Quad/Graphics Inc.*			477,800	2,030,650
Total Industrials				8,808,050
Materials — 8.7%
Chemicals — 3.9%
Chemours Co/The			340,600	9,897,836
Metals & Mining — 4.8%
Alrosa PJSC			2,478,100	4,528,523
Vale SA — ADR			565,000	7,881,750
Total Metals & Mining				12,410,273
Total Materials				22,308,109
Information Technology — 0.7%
Technology Hardware, Storage & Peripherals — 0.7%
Diebold Nixdorf Inc.*			170,000	1,718,700
Total Information Technology				1,718,700
Real Estate — 3.7%
Equity Real Estate Investment Trusts (REITs) — 3.7%
GEO Group Inc/The			300,000	2,241,000
Preferred Apartment Communities Inc.			600,000	7,338,000
Total Real Estate				9,579,000
Total Common Stocks (Cost — $114,145,356)				137,703,328
	Rate
Convertible Preferred Stocks — 1.5%
Financials — 1.5%
Capital Markets — 1.5%
Stronghold Digital Mining Inc., Series A Private Placement*(a)(c)	0%		100,000	3,170,000
Stronghold Digital Mining Inc., Series B Private Placement*(a)(c)	0%		18,556	588,225
Total Capital Markets				3,758,225
Total Financials				3,758,225
Total Convertible Preferred Stocks (Cost — $3,088,225)				3,758,225
		Maturity Date	Face Amount
Convertible Bond — 1.8%
Information Technology — 1.8%
Software — 1.8%
MicroStrategy Inc.(b)	0.750%	12/15/25	$2,800,000	4,595,640
Total Convertible Bond (Cost — $2,800,000)				4,595,640

Miller Income Fund 2021 Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds — 41.3%
Communication Services — 4.1%
Diversified Telecommunication Services — 4.1%
Lumen Technologies Inc.	7.600%	9/15/39	$9,275,000	$10,503,938
Total Communication Services				10,503,938
Consumer Discretionary — 12.5%
Leisure Products — 2.0%
Mattel Inc.	6.200%	10/1/40	3,825,000	4,924,688
Multiline Retail — 5.5%
Macy's Retail Holdings LLC	6.375%	3/15/37	5,400,000	5,779,787
Nordstrom Inc.	7.000%	1/15/38	4,620,000	5,194,742
Nordstrom Inc.	5.000%	1/15/44	3,250,000	3,193,125
Total Multiline Retail				14,167,654
Specialty Retail — 5.0%
Bed Bath & Beyond Inc.	5.165%	8/1/44	14,609,000	12,855,920
Total Consumer Discretionary				31,948,262
Energy — 4.4%
Oil, Gas & Consumable Fuels — 4.4%
Alliance Resource Operating Partners LP(b)	7.500%	5/1/25	8,191,000	8,395,775
Occidental Petroleum Corp.	4.400%	4/15/46	3,000,000	2,991,524
Total Energy				11,387,299
Health Care — 8.2%
Pharmaceuticals — 8.2%
Endo Finance LLC(b)	6.000%	6/30/28	17,352,000	12,536,820
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	9,650,000	8,372,557
Total Health Care				20,909,377
Industrials — 4.1%
Commercial Services & Supplies — 4.1%
Pitney Bowes Inc.(b)	7.250%	3/15/29	10,000,000	10,575,000
Total Industrials				10,575,000
Information Technology — 0.4%
Software — 0.4%
MicroStrategy Inc.(b)	6.125%	6/15/28	1,000,000	1,011,875
Total Information Technology				1,011,875
Materials — 2.7%
Metals & Mining — 2.7%
Cleveland-Cliffs Inc.	6.250%	10/1/40	6,445,000	6,992,825
Total Materials				6,992,825

Miller Income Fund 2021 Annual Report

Schedule of Investments (cont'd)

September 30, 2021

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate — 4.9%
Equity Real Estate Investment Trusts (REITs) — 4.9%
GEO Group Inc/The	5.125%	4/1/23	$425,000	$393,125
GEO Group Inc/The	5.875%	10/15/24	14,650,000	12,232,750
Total Real Estate				12,625,875
Total Corporate Bonds (Cost — $91,345,702)				105,954,451
Rights — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Ultra Resources Escrow Position*(a)			10,750	—
Total Rights (Cost — $0)				—
Total Investments — 98.3% (Cost — $211,379,283)				$252,011,644
Other Assets in Excess of Liabilities — 1.7%				4,252,065
Total Net Assets — 100.0%				$256,263,709

ADR — American Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

LP — Limited Partnership

*  Non-income producing security.

(a)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)  Security was purchased to rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At September 30, 2021, the value of these securities totaled $37,115,110 or 14.5% of net assets.

(c)  Restricted security (See Note 2).

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Statement of assets and liabilities

September 30, 2021

Assets:
Investments, at value (Cost $211,379,283)	$252,011,644
Cash	147
Investment securities sold	4,207,504
Dividends and interest receivable	3,253,534
Receivable for fund shares sold	81,564
Prepaid expenses	25,394
Total Assets	259,579,787
Liabilities:
Payables:
Investment securities purchased	1,483,045
Payable for fund shares repurchased	134,399
Line of credit payable (Note 9)	1,392,000
Investment management fees payable	147,327
Service and/or distribution fees payable	21,116
Accrued other expenses	138,191
Total Liabilities	3,316,078
Total Net Assets	$256,263,709
Net Assets:
Paid-in capital	$240,120,467
Total accumulated earnings	16,143,242
Total Net Assets	$256,263,709

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Statement of assets and liabilities (cont'd)

September 30, 2021

Net Assets:
Class A	$36,249,952
Class C	$34,590,638
Class FI	$207,767
Class I	$123,349,074
Class IS	$61,866,278
Shares Outstanding:
Class A	4,000,933
Class C	3,820,954
Class FI	22,933
Class I	13,634,676
Class IS	6,842,149
Net Asset Value:
Class A (and redemption price)	$9.06
Class C *	$9.05
Class FI (and redemption price)	$9.06
Class I (and redemption price)	$9.05
Class IS (and redemption price)	$9.04
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.61

*  Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends and distributions (Net of foreign tax of $161,914)	$8,059,015
Return of capital distributions (Note 2(b))	(1,854,224)
Net Dividends and Distributions	6,204,791
Interest	8,892,588
Total Investment Income	15,097,379
Expenses:
Investment management fee (Note 3)	1,637,599
Distribution fees (Note 5)	424,058
Transfer agent expenses (Note 3)	140,690
Administration fees (Note 3)	127,882
Shareholder servicing fees (Note 5)	123,056
Registration fees	77,750
Custody fees (Note 3)	38,494
Shareholder reports	43,287
Interest expense (Note 9)	35,867
Legal fees	32,742
Audit and tax fees	17,502
Trustees' fees (Note 3)	15,774
Compliance fees (Note 3)	13,441
Insurance	3,926
Miscellaneous expenses	10,955
Total Expenses	2,743,023
Less: Fee waivers and/or expense reimbursement (Note 3)	(77,952)
Net Expenses	2,665,071
Net Investment Income	12,432,308
Realized and Unrealized Gain on Investments, REIT Distributions and Foreign Currency Translation (Notes 2):
Net Realized Gain From:
Investment transactions	24,082,429
REIT distributions	599,548
Net Realized Gain	24,681,977
Net Change in Unrealized appreciation on:
Investment transactions	50,362,744
Foreign currency translation	210
Change in Net Unrealized Appreciation on Investments	50,362,954
Net Gain on Investments, REIT Distributions and Foreign Currency Translation	75,044,931
Increase in Net Assets from Operations	$87,477,239

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended September 30	2021	2020
Operations:
Net investment income	$12,432,308	$10,406,759
Net realized gain (loss)	24,681,977	(19,328,428)
Change in unrealized appreciation/depreciation	50,362,954	(15,519,523)
Increase (Decrease) in Net Assets from Operations	87,477,239	(24,441,192)
Distributions to shareholders from (Note 5):
Net investment income	(12,511,052)	(9,237,818)
Return of Capital	(818,958)	(3,912,152)
Decrease in Net Assets from Distributions to Shareholders	(13,330,010)	(13,149,970)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	44,753,477	51,771,354
Reinvestment of distributions	12,970,052	12,755,746
Cost of shares repurchased	(51,470,476)	(57,114,062)
Increase in Net Assets from Fund Share Transactions	6,253,053	7,413,038
Increase (Decrease) in Net Assets	80,400,282	(30,178,124)
Net Assets:
Beginning of year	175,863,427	206,041,551
End of year	$256,263,709	$175,863,427

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class A Shares[1]	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.36	$7.74	$8.90	$8.58	$7.82
Income (loss) from operations:
Net investment income	0.44	0.39	0.48	0.50	0.53
Net realized and unrealized gain (loss)	2.73	(1.29)	(1.03)	0.47	0.86
Total income (loss) from operations	3.17	(0.90)	(0.55)	0.97	1.39
Less distributions from:
Net investment income	(0.44)	(0.34)	(0.48)	(0.53)	(0.53)
Return of capital	(0.03)	(0.14)	(0.13)	(0.12)	(0.10)
Total distributions:	(0.47)	(0.48)	(0.61)	(0.65)	(0.63)
Net asset value, end of year	$9.06	$6.36	$7.74	$8.90	$8.58
Total return[2]	50.36%	-11.19%	-5.76%	11.70%	18.42%
Net assets, end of year (000s)	$36,250	$27,444	$36,462	$37,749	$12,061
Ratios to average net assets:
Gross expenses	1.26%	1.31%	1.29%	1.29%	1.32%
Net expenses[3,4]	1.23[5]	1.23	1.26[5]	1.25	1.25
Net investment income	5.22	5.62	6.10	5.67	6.40
Portfolio turnover rate	65%	77%	61%	37%	52%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expenses were 0.01% and 0.02% for the years ended September 30, 2019 and 2021, respectively. Excluding interest, the net expense ratios were 1.25% and 1.21% for the years ended September 30, 2019 and 2021, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class C Shares[1]	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.36	$7.73	$8.88	$8.56	$7.81
Income (loss) from operations:
Net investment income	0.38	0.33	0.43	0.40	0.46
Net realized and unrealized gain (loss)	2.72	(1.27)	(1.02)	0.50	0.86
Total income (loss) from operations	3.10	(0.94)	(0.59)	0.90	1.32
Less distributions from:
Net investment income	(0.38)	(0.31)	(0.44)	(0.47)	(0.48)
Return of capital	(0.03)	(0.12)	(0.12)	(0.11)	(0.09)
Total distributions:	(0.41)	(0.43)	(0.56)	(0.58)	(0.57)
Net asset value, end of year	$9.05	$6.36	$7.73	$8.88	$8.56
Total return[2]	49.13%	-11.80%	-6.48%	11.00%	17.46%
Net assets, end of year (000s)	$34,591	$26,784	$38,463	$35,203	$26,612
Ratios to average net assets:
Gross expenses	2.00%	2.05%	2.04%	2.04%	2.06%
Net expenses[3,4]	1.97[5]	1.97	2.01[5]	2.00	2.00
Net investment income	4.48	4.84	5.43	4.60	5.62
Portfolio turnover rate	65%	77%	61%	37%	52%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 2.00% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expenses were 0.01% and 0.02% for the years ended September 30, 2019 and 2021, respectively. Excluding Interest, the net expense were 2.00% and 1.95% for the years ended September 30, 2019 and 2021, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class FI Shares[1]	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.36	$7.71	$8.86	$8.55	$7.80
Income (loss) from operations:
Net investment income	0.43	0.38	0.43	0.59	0.56
Net realized and unrealized gain (loss)	2.74	(1.25)	(0.98)	0.37	0.83
Total income (loss) from operations	3.17	(0.87)	(0.55)	0.96	1.39
Less distributions from:
Net investment income	(0.44)	(0.34)	(0.47)	(0.53)	(0.54)
Return of capital	(0.03)	(0.14)	(0.13)	(0.12)	(0.10)
Total distributions:	(0.47)	(0.48)	(0.60)	(0.65)	(0.64)
Net asset value, end of year	$9.06	$6.36	$7.71	$8.86	$8.55
Total return[2]	50.25%	-10.82%	-5.80%	11.66%	18.44%
Net assets, end of year (000s)	$208	$118	$209	$866	$40
Ratios to average net assets:
Gross expenses	1.38%	1.26%	1.26%	1.36%	2.40%
Net expenses[3,4]	1.35[5]	1.20	1.26[5]	1.25	1.25
Net investment income	5.07	5.54	5.41	6.58	6.76
Portfolio turnover rate	65%	77%	61%	37%	52%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and expense reimbursements, or recapture of previous waivers.

5  Interest expenses were 0.01% and 0.02% for the years ended September 30, 2019 and 2021, respectively. Excluding Interest, the net expense were 1.25% and 1.33% for the years ended September 30, 2019 and 2021, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class I Shares[1]	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.35	$7.73	$8.89	$8.56	$7.81
Income (loss) from operations:
Net investment income	0.46	0.40	0.51	0.51	0.56
Net realized and unrealized gain (loss)	2.73	(1.27)	(1.03)	0.49	0.85
Total income (loss) from operations	3.19	(0.87)	(0.52)	1.00	1.41
Less distributions from:
Net investment income	(0.46)	(0.36)	(0.50)	(0.54)	(0.55)
Return of capital	(0.03)	(0.15)	(0.14)	(0.13)	(0.11)
Total distributions:	(0.49)	(0.51)	(0.64)	(0.67)	(0.66)
Net asset value, end of year	$9.05	$6.35	$7.73	$8.89	$8.56
Total return[2]	50.82%	-10.94%	-5.48%	12.12%	18.66%
Net assets, end of year (000s)	$123,349	$80,483	$79,411	$68,138	$38,574
Ratios to average net assets:
Gross expenses	1.01%	1.05%	1.03%	1.04%	1.08%
Net expenses[3,4]	0.98[5]	0.95	0.96[5]	0.95	0.95
Net investment income	5.48	5.89	6.47	5.78	6.76
Portfolio turnover rate	65%	77%	61%	37%	52%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95% for Class I. See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expenses were 0.01% and 0.02% for the years ended September 30, 2019 and 2021, respectively. Excluding Interest, the net expense were 0.95% and 0.96% for the years ended September 30, 2019 and 2021, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class IS Shares[1]	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.35	$7.73	$8.88	$8.56	$7.80
Income (loss) from operations:
Net investment income	0.47	0.41	0.51	0.50	0.56
Net realized and unrealized gain (loss)	2.72	(1.28)	(1.01)	0.50	0.87
Total income (loss) from operations	3.19	(0.87)	(0.50)	1.00	1.43
Less distributions from:
Net investment income	(0.47)	(0.36)	(0.51)	(0.55)	(0.56)
Return of capital	(0.03)	(0.15)	(0.14)	(0.13)	(0.11)
Total distributions:	(0.50)	(0.51)	(0.65)	(0.68)	(0.67)
Net asset value, end of year	$9.04	$6.35	$7.73	$8.88	$8.56
Total return[2]	50.75%	-10.87%	-5.38%	12.21%	18.91%
Net assets, end of year (000s)	$61,866	$41,034	$51,497	$54,829	$48,985
Ratios to average net assets:
Gross expenses	0.94%	0.99%	0.97%	0.98%	1.01%
Net expenses[3,4]	0.91[5]	0.88	0.86[5]	0.85	0.85
Net investment income	5.55	5.92	6.49	5.69	6.78
Portfolio turnover rate	65%	77%	61%	37%	52%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 0.85% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expenses were 0.01% and 0.02% for the years ended September 30, 2019 and 2021, respectively. Excluding Interest, the net expense were 0.85% and 0.89% for the years ended September 30, 2019 and 2021, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2021 Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to provide a high level of income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

Miller Income Fund 2021 Annual Report

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$137,703,328	$—	$—	$137,703,328
Convertible Preferred Stocks**	—	—	3,758,225	3,758,225
Convertible Bond	—	4,595,640	—	4,595,640
Corporate Bonds	—	105,954,451	—	105,954,451
Rights	—	—	—	—
Total Investments	$137,703,328	$110,550,091	$3,758,225	$252,011,644

*  See Schedule of Investments for additional detailed categorizations.

**  The Stronghold Digital Mining, Inc. Series A & B convertible preferred stocks were acquired by the Fund in separate private offers. The preferred shares are not currently registered with the SEC. In the absence of a market, the Fund values both the A & B shares at the issuance price of the series B shares, which were issued in May 2021.

  The Adviser also estimates an enterprise value based on several comparable public companies. The value of the preferred stock based on that estimate aligns with the issuance price of the series B shares used to value the positions. Subsequent to the end of the period, the preferred shares were converted into common stock when Stronghold completed its initial public offering.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Convertible Preferred Stocks
Balance at September 30, 2020	$—
Purchases	3,088,225
Change in unrealized appreciation (depreciation)	670,000
Balance at September 30, 2021	$3,758,225
Change in unrealized appreciation (depreciation) for Level 3 securities held at September 30, 2021	$670,000

Miller Income Fund 2021 Annual Report

Notes to financial statements (cont'd)

The following table summarizes the valuation techniques used to determine the fair value of Level 3 investments:

	Value at September 30, 2021	Valuation Technique(s)
Convertible Preferred Stocks	$3,758,225	Cost Method

(b) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Miller Income Fund 2021 Annual Report

(f) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Restricted securities. The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at September 30, 2021	Percent of Net Assets
Stronghold Digital Mining Inc. Series A1	$2,500,000	$3,170,000	1.3%
Stronghold Digital Mining Inc. Series B2	$588,225	$588,225	0.2%

1  Acquisition date was 4/21.

2  Acquisition date was 5/21.

3. Investment management agreement and other related party transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

Miller Income Fund 2021 Annual Report

Notes to financial statements (cont'd)

Effective January 31, 2020, the Adviser contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2022, so that such annual operating expenses will not exceed 0.89%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95%. These arrangements cannot be terminated prior to February 1, 2022 without the Board of Trustees' consent.

Prior to January 31, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $77,952.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

At September 30, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to be recaptured by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2022	$12,875	$13,061	$—	$49,757	$56,922
Expires September 30, 2023	24,517	25,075	114	72,819	49,588
Expires September 30, 2024	11,604	11,385	60	36,428	18,475
Total	$48,996	$49,521	$174	$159,004	$124,985

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank,

Miller Income Fund 2021 Annual Report

N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), serves as the Fund's distributor and principal underwriter. For the year ended September 30, 2021, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Transfer agent	$140,690
Administration & fund accounting	$127,882
Custody	$38,494
Compliance	$13,441

At September 30, 2021, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Transfer agent	$24,077
Administration & fund accounting	$23,484
Custody	$6,470
Compliance	$2,280

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $15,774 for their services and reimbursement of travel expenses during the year ended September 30, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

For the year ended September 30, 2021, Quasar did not retain any sales charges for the Fund's Class A shares, and CDSCs for Class A and C shares were $0 and $314, respectively.

4. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$152,593,085
Sales	$147,727,408

Miller Income Fund 2021 Annual Report

Notes to financial statements (cont'd)

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$86,306	$24,967
Class C	337,294	20,572
Class FI	458	354
Class I	—	77,163
Total	$424,058	$123,056

Distributions by class for the year ended September 30, 2021, and year ended September 30, 2020 were as follows:

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$1,783,694	$1,499,220
Class C	1,515,986	1,386,923
Class FI	9,855	9,439
Class I	6,097,488	3,939,463
Class IS	3,104,029	2,402,773
Total	$12,511,052	$9,237,818
Return of Capital
Class A	$114,309	$617,306
Class C	96,169	522,706
Class FI	669	2,827
Class I	403,609	1,825,542
Class IS	204,202	943,771
Total	$818,958	$3,912,152

6. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an

Miller Income Fund 2021 Annual Report

identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,136,088	$9,459,909	1,092,730	$7,356,231
Shares issued on reinvestment	215,683	1,873,494	333,834	2,076,231
Shares repurchased	(1,663,320)	(13,746,659)	(1,826,559)	(13,077,619)
Net decrease	(311,549)	$(2,413,256)	(399,995)	$(3,645,157)
Class C
Shares sold	563,981	$4,541,288	739,603	$5,054,775
Shares issued on reinvestment	182,908	1,584,896	302,436	1,871,719
Shares repurchased	(1,137,349)	(9,504,048)	(1,808,582)	(12,242,825)
Net decrease	(390,460)	$(3,377,864)	(766,543)	$(5,316,331)
Class FI
Shares sold	13,108	$114,986	16,968	$133,086
Shares issued on reinvestment	1,071	9,466	1,623	9,653
Shares repurchased	(9,843)	(86,869)	(27,163)	(170,172)
Net increase (decrease)	4,336	$37,583	(8,572)	$(27,433)
Class I
Shares sold	3,603,979	$30,637,294	5,594,314	$39,227,262
Shares issued on reinvestment	711,807	6,193,965	889,785	5,451,600
Shares repurchased	(3,347,463)	(28,132,900)	(4,093,960)	(27,472,093)
Net increase	968,323	$8,698,359	2,390,139	$17,206,769
Class IS
Shares issued on reinvestment	380,847	$3,308,231	542,545	$3,346,543
Shares repurchased	—	—	(747,403)	(4,151,353)
Net increase (decrease)	380,847	$3,308,231	(204,858)	$(804,810)
Total increase	651,497	$6,253,053	1,010,171	$7,413,038

7. Income tax information

At September 30, 2021, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$211,707,669
Gross unrealized appreciation	$52,817,922
Gross unrealized depreciation	(12,512,812)
Net unrealized appreciation	$40,305,110
Capital loss carryforwards	(24,070,995)
Other book/tax temporary differences(a)	(90,873)
Total accumulated earnings	$16,143,242

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

Miller Income Fund 2021 Annual Report

Notes to financial statements (cont'd)

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2021, the following reclassifications have been made:

	Accumulated Net Earnings	Paid-in Capital
(a)	$892,325	$(892,325)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

At September 30, 2021, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$11,435,081	$12,635,914	$24,070,995

8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2021, Morgan Stanley, LLC. held approximately 36%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

9. Line of Credit

The Fund has access to a $25 million unsecured line of credit through an agreement with US Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended September 30, 2021 was as follows:

Maximum available credit	$25,000,000
Largest amount outstanding on an individual day	$6,798,000
Average daily loan outstanding	$2,334,686
Interest expense	$35,867
Loan outstanding as of September 30, 2021	$1,392,000
Average interest rate	3.25%

Miller Income Fund 2021 Annual Report

10. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to September 30, 2021 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

12. New Pronouncement

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund's financial statements.

Miller Income Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Income Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Miller Income Fund 2021 Annual Report

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, brokers, transfer agents or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 24, 2021

Miller Income Fund 2021 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited)

At a meeting held on August 12 and 13, 2021, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC (the "Adviser"), for the Miller Income Fund (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

Miller Income Fund 2021 Annual Report

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser's resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the year, it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had outperformed relative to its peer group median and average for the one- and five-year periods and underperformed for the three-year period. The Board also considered that the Fund had outperformed its benchmark for the one-, three-, and five-year periods as of June 30, 2021.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund. The Board noted that the Fund's advisory fee and net expense ratio were lower than the peer group median and average. After reviewing the materials that were provided,

Miller Income Fund 2021 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited) (cont'd)

the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered that, in addition to the Adviser's commitment to maintain its caps on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser's profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Income Fund 2021 Annual Report

Additional information (unaudited)

September 30, 2021

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended September 30, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 48.92%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021, was 28.57%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund's Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund's liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in the Fund. This risk is managed by monitoring the degree of liquidity of

Miller Income Fund 2021 Annual Report

Additional information (unaudited) (cont'd)

September 30, 2021

the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Miller Income Fund 2021 Annual Report

Additional information (unaudited) (cont'd)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired	1	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman since 2018, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Miller Income Fund 2021 Annual Report

Additional information (unaudited) (cont'd)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 — present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds' administrator, fund accountant, and transfer agent.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Income Fund 2021 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2021 Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds
888.593.5110
millervaluefunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Harry E. Resis, and Brian S. Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Income Fund

	BBD, LLP
	FYE 9/30/2021	FYE 9/30/2020
(a) Audit Fees	$14,400	$14,400
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,100	$3,100
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Income Fund

	BBD, LLP
	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Miller Income Fund

BBD, LLP
Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/2021

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/7/2021